UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588
 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Simpson Manufacturing Co., Inc., a Delaware corporation (the “Company”) previously announced, on a Current Report on Form 8-K filed on October 25, 2016, that its board of directors (the “Board”) voted to terminate the Company’s current stockholder rights plan, as set forth in the Amended and Restated Rights Agreement dated as of June 15, 2009 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent. A brief description of the Rights Agreement was set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2009.

On November 9, 2016, the Company entered into an amendment (the “Rights Agreement First Amendment”) to the Rights Agreement. The Rights Agreement First Amendment amended the definition of “Final Expiration Date” under the Rights Agreement to mean “November 9, 2016.” Accordingly, the Rights Agreement First Amendment accelerated the final expiration of the Rights (as defined in Item 3.03 below) issued pursuant to the Rights Agreement from June 14, 2019, to November 9, 2016.

The foregoing is a summary of the terms of the Rights Agreement First Amendment. Such summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement First Amendment, which is attached as Exhibit 4.3 hereto and incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

To implement a stockholder rights plan for the Company, on July 29, 1999, the Board declared a dividend distribution on each outstanding share of the Company’s common stock of one right to purchase the Company’s series A participating preferred stock (collectively, the “Rights”). The dividend was paid to the Company's stockholders of record at the close of business on August 19, 1999. A brief description of the Rights and the Company’s series A participating preferred stock is incorporated herein by reference to Item 1 of Amendment No.1 to the Company's registration statement on Form 8-A filed with the Securities and Exchange Commission on June 15, 2009. Such summary description of the Rights and the Company’s series A participating preferred stock does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement (including its exhibits). A copy of the Rights Agreement (including its exhibits) was filed as Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2009, which is incorporated herein by reference.

As a result of the Rights Agreement First Amendment, following November 9, 2016, the Company’s stockholders will no longer be able to exercise the Rights.

Item 9.01    Financial Statements and Exhibits

The following exhibits, filed or furnished with this Current Report on Form 8-K (as indicated below), are incorporated by reference into this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

4.3
First Amendment to the Amended and Restated Rights Agreement, dated as of November 9, 2016, between Simpson Manufacturing Co., Inc. and Computershare Trust Company, N.A., is filed with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	November 10, 2016	By	/s/BRIAN J. MAGSTADT
Brian J. Magstadt
Chief Financial Officer

3